UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

811-22229
Investment Company Act file number

PNMAC Mortgage Opportunity Fund, LLC

6101 Condor Drive Moorpark, California 93021

Derek W. Stark, Secretary
PNMAC MORTGAGE OPPORTUNITY FUND, LLC
6101 Condor Drive  Moorpark, California 93021
(818) 224-7050

Copies to:

Richard T. Prins, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036

Date of fiscal year end: December 31

Date of reporting period:  September 30, 2015

Item 1. Schedule of Investments.

PNMAC Mortgage Opportunity Fund, LLC
Schedule of Investments
September 30, 2015 (Unaudited)
	Shares or
	Principal Amount	Fair Value
INVESTMENTS - 100%*
Investment in Master Fund - 100%*
PNMAC Mortgage Opportunity Fund, LP^	$-	$85,767,509
Total Investment in Master Fund	-	85,767,509

SHORT-TERM INVESTMENT - < 1%*
BlackRock Liquidity Funds: TempFund Institutional Shares^	$166,336	$166,336
Total Short Term Investment (Cost $166,336)	166,336	166,336

TOTAL INVESTMENTS - 100%*		85,933,845
Liabilities in excess of Other Assets - (< 1%)*		(245,261)
TOTAL NET ASSETS - 100%*		$85,688,584

* Percentages are stated as a percent of net assets.
^ Investment represents securities held or issued by related parties
All Investments are in the United States of America

Fair Value of Investments

PNMAC Mortgage Opportunity Fund, LLC (“the Fund”) carries its investments at their fair values with changes in fair value recognized in current period results of operations. The Fund groups its assets and liabilities at fair value in three levels, based on the markets in which the assets and liabilities are traded and the observability of the inputs used to determine fair value. The three levels are described below:

Level 1 – Quoted prices in active market for identical assets or liabilities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing an asset or liability and are developed based on market data obtained from sources independent of the Fund. These may include quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the assumptions of PNMAC Capital Management, LLC (the “Investment Manager”) about the factors that market participants use in pricing an asset or liability, and are based on the best information available in the circumstances.

While the Investment Manager believes its valuation methods are appropriate and consistent with those used by other market participants, the use of different methods or inputs to estimate the fair value of certain financial instruments would likely result in a different estimate of fair value at the reporting date. Those fair values may differ significantly from the fair values that would have been used had a readily available market for such assets or liabilities existed, or had such assets or liabilities been liquidated, and those differences could be material to the financial statements.

Changes in valuation techniques may also result in transfer in or out of an investment's assigned level within the hierarchy.

Following is a summary of financial statement items that are measured at estimated fair value on a recurring basis as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Assets:
Short-term investment	$166,336	$-	$-	$166,336
Investment in Master Fund	-	-	85,767,509	85,767,509
	$166,336	$-	$85,767,509	$85,933,845

There were no transfers between fair value hierarchy levels during the period ended September 30, 2015.

Following is a roll forward of the Fund’s Investment in Master Fund for the period ended September 30, 2015:

PNMAC Mortgage Opportunity Fund, LP

Balance at December 31, 2014	$228,041,135
Distributions	(149,220,693)
Net investment income	8,481,955
Net change in unrealized gain on investment	(7,119,376)
Net realized gain on investments	7,096,463
Net change in Carried Interest allocated from the
Master Fund to General Partner	(1,511,975)
Balance at September 30, 2015	$85,767,509

Investments Held By Master Fund

Following is a summary of the Investments held by the Master Fund on September 30, 2015:

INVESTMENTS - 143%*
INVESTMENTS IN NONAFFILIATES - 115%*

Description	Note Rate	State	Principal Amount	Fair Value
Mortgage loans
Mortgage Loan ID#1000043954	7.25%	FL	$2,250,000	$1,801,303
Mortgage Loan ID#1000015063	7.38%	FL	1,350,000	1,331,734
Mortgage Loan ID#1000043569	2.63%	CA	1,500,000	945,159
Mortgage Loan ID#1000043880	3.00%	OR	1,387,425	908,650
Mortgage Loan ID#1000002193	6.88%	DC	990,000	866,996
Mortgage Loan ID#1000027733	4.00%	IL	573,920	813,548
Mortgage Loan ID#1000035099	6.00%	NE	999,000	765,731
Mortgage Loan ID#1000043772	5.88%	FL	920,218	723,864
Mortgage Loan ID#1000028984	2.00%	CA	1,364,442	696,694
Mortgage Loan ID#1000015179	4.25%	CT	875,608	687,457
Mortgage Loan ID#1000043535	5.34%	NE	887,218	686,888
Mortgage Loan ID#1000002189	7.25%	NY	1,023,856	686,738
Mortgage Loan ID#1000035161	7.75%	NE	632,986	664,636
Mortgage Loan ID#1000026543	6.25%	GA	731,500	628,005
Mortgage Loan ID#1000001411	3.00%	CA	832,829	607,674
Mortgage Loan ID#1000000557	6.90%	NJ	990,473	596,818
Mortgage Loan ID#1000016663	6.88%	OR	799,863	584,683
Mortgage Loan ID#1000034768	3.00%	NE	661,518	582,658
Mortgage Loan ID#1000001651	7.38%	FL	1,449,340	567,664
Mortgage Loan ID#1000043744	6.38%	CA	778,451	549,287
Mortgage Loan ID#1000035343	6.50%	CA	894,575	544,055
Mortgage Loan ID#1000025942	3.00%	CA	620,254	535,784
Mortgage Loan ID#1000016006	7.15%	NY	641,150	525,266
Mortgage Loan ID#1000015511	2.00%	WI	675,687	517,800
Mortgage Loan ID#1000026350	6.50%	NE	719,176	508,192
Mortgage Loan ID#1000026795	2.75%	CA	571,920	496,223
Mortgage Loan ID#1000027182	7.00%	NE	649,095	487,755
Mortgage Loan ID#1000026843	5.88%	CA	536,000	483,981
Mortgage Loan ID#1000002404	3.44%	NY	755,396	477,913
Mortgage Loan ID#1000043559	5.50%	VI	631,872	472,304
Mortgage Loan ID#1000043537	7.38%	NE	570,325	468,488
Mortgage Loan ID#1000043694	5.50%	CO	650,207	464,663
Mortgage Loan ID#1000026305	5.88%	CA	595,536	463,185
Mortgage Loan ID#1000043672	6.38%	NE	551,822	461,980
Mortgage Loan ID#1000002184	2.00%	NY	813,200	458,352
Mortgage Loan ID#1000016833	6.50%	NE	645,282	457,957
Mortgage Loan ID#1000001628	10.37%	NY	451,250	454,655
Mortgage Loan ID#1000044071	5.15%	MI	398,594	450,571
Mortgage Loan ID#1000000560	6.80%	NY	613,522	448,673
Other	5.61%		227,934,985	126,101,451
			260,918,495	150,975,435

Real estate acquired in settlement of loans
Real Estate Owned ID#1000026659	N/A	IL	587,418	445,529
Real Estate Owned ID#1000015367	N/A	IL	545,527	761,870
Real Estate Owned ID#1000043536	N/A	MI	860,000	687,731
Real Estate Owned ID#1000016154	N/A	FL	472,046	628,521
Real Estate Owned ID#1000001643	N/A	FL	621,672	618,788
Real Estate Owned ID#1000016499	N/A	NE	720,000	586,366
Real Estate Owned ID#1000026303	N/A	MI	487,764	528,684
Real Estate Owned ID#1000003584	N/A	MD	539,160	518,806
Real Estate Owned ID#1000027525	N/A	NE	554,549	515,380
Real Estate Owned ID#1000015181	N/A	IL	869,995	482,118
Real Estate Owned ID#1000028068	N/A	CA	485,478	472,332
Other	N/A		34,351,004	18,625,842
			41,094,613	24,871,967

TOTAL INVESTMENTS IN NONAFFILIATES (Cost $152,765,885).			302,013,108	175,847,402

INVESTMENTS IN AFFILIATES - 28%*

Name of Issuer				Shares	Fair Value
Short-Term Investment
BlackRock Liquidity Funds: TempFund Institutional Shares ^				43,176,943	43,176,943

TOTAL INVESTMENTS IN AFFILIATES (Cost $43,176,943)				43,176,943	43,176,943

TOTAL INVESTMENTS (Cost $195,942,828)					219,024,345

LIABILITIES - (61%)*
Description	Cusip	Note Rate	Maturity Date	Principal Amount	Fair Value
Asset-backed secured financing
PNMAC 2015-NPL1 A-1-144A ^	70932GAA8	4.00%	3/25/2055	$86,614,482	$(86,181,409)
PNMAC 2015-NPL1 A-1-REGS ^	U7088RAA5	4.00%	3/25/2055	6,575,979	(6,543,099)
TOTAL LIABILITIES (Cost $93,082,797)					(92,724,508)

Other assets in excess of other liabilities - 18%*					26,705,143

TOTAL PARTNERS' CAPITAL - 100%*					$153,004,980

* Percentages are stated as a percent of partners’ capital
^ Investment represents securities held or issued by related parties
All investments are in the United States of America.

Valuation Techniques and Assumptions

Investment in Master Fund

The Fund’s fair value estimate of its investment in PNMAC Mortgage Opportunity Fund, LP (the “Master Fund”) is based on the expected proportionate share of the fair value of the assets and liabilities of the Master Fund’s investments in mortgage loans and real estate acquired in settlement of loans (“REO”). Following are the valuation methods and assumptions applied in the measurement of the mortgage loans and REO held by the Master Fund.

Mortgage Loans

The mortgage loans held by the Master Fund are generally not saleable into active mortgage loan markets. Therefore the Master Fund classifies these assets as “Level 3” financial statement items, and their fair values are generally estimated using a discounted cash flow valuation model. Inputs to the model include current interest rates, loan amount, payment status and property type, forecasts of future interest rates, home prices, prepayment speeds, and default and loss severities.

The Investment Manager incorporates lack of liquidity into its fair value estimates based on the type of asset or liability measured and the valuation method used. For example, for mortgage loans where the significant inputs have become unobservable due to illiquidity in the markets for distressed mortgage loans or non-Agency, non-conforming mortgage loans, a discounted cash flow technique is used to estimate fair value. This technique incorporates forecasting of expected cash flows discounted at an appropriate market discount rate that is intended to reflect the lack of liquidity in the market.

The valuation process includes the computation by stratum of the loan population and a review for reasonableness of various measures such as weighted average life, projected prepayment and default speeds, and projected default and loss percentages. The Investment Manager’s financial analysis and valuation staff computes the effect on the fair value of changes in input variables such as interest rates, home prices, and delinquency status to assess the reasonableness of changes in the loan’s valuation. The results of the estimates of fair value of the Master Fund’s loans are reported to the Investment Manager’s valuation committee as part of its review and approval of monthly valuation results.

Changes in fair value attributable to investment-specific credit risk are measured by the effect on the loan’s fair value of changes in respective loan’s delinquency status at period-end from the later of the beginning of the period or acquisition date.

The significant unobservable inputs used in the fair value measurement of the Master Fund’s mortgage loans are discount rate, home price projections, voluntary prepayment speeds and default speeds. Significant changes in any of those inputs in isolation could result in a significant change to the loans’ fair value measurement. Increases in home price projections are generally accompanied by an increase in voluntary prepayment speeds.

Following is a quantitative summary of key assumptions used in the valuation of mortgage loans at fair value:

Valuation Techniques	Key Inputs	Range (Weighted Average)
Discounted cash flow	Discount rate	2.4% - 23.4%
(9.6%)
	Twelve-month housing price index change	2.8% - 5.1%
(3.7%)
	Voluntary Prepayment speed (Life voluntary CRR) (1)	0.0% - 3.2% (2.6%)
	Total Prepayment speed (Life total CPR) (2)	1.6% - 22.0%
(17.3%)

(1)	Prepayment speed is measured using Constant Repayment Rate.

(2)	Prepayment speed is measured using Conditional Prepayment Rate.

Real Estate Acquired in Settlement of Loans

Fair value of REO is determined by using a current estimate of value from a broker’s price opinion, a full appraisal or the price given in a pending contract of sale. REO fair values are reviewed by the Investment Manager’s staff appraisers when the Master Fund obtains multiple indications of fair value and there are significant differences between the fair values received. The Investment Manager’s staff appraisers will attempt to resolve the differences between the indications of fair value. In circumstances where the appraisers are not able to generate adequate data to support a fair value conclusion, the staff appraisers will order an additional appraisal to resolve the property’s fair value.

REO may be subsequently revalued due to the Master Fund receiving greater access to the property, the property being held for an extended period or management receiving indications that the property’s fair value may not be supported by developing market conditions.

Asset-Backed Secured Financing

The fair value of the Company’s asset-backed secured financing is estimated based on the fair value of the underlying mortgage loans as described under Mortgage Loans above.

Item 2. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  PNMAC Mortgage Opportunity Fund, LLC

By (Signature and Title)  /s/ Stanford L. Kurland
                                        Stanford L. Kurland, CEO

Date   November 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Stanford L. Kurland
                                        Stanford L. Kurland, CEO

Date   November 23, 2015

By (Signature and Title)  /s/ Anne D. McCallion
                                        Anne D. McCallion, CFO

Date   November 23, 2015